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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 28, 1996
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                      (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Pennsylvania                               0-27942                    23-2828883
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(State or other jurisdiction      (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 2100
70 Valley Stream Parkway, Valley Forge, Pennsylvania                     19482
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(Address of principal executive offices)                              (Zip Code)


                               (610) 251-1600
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            (Registrant's telephone number, including area code)


                               Not Applicable
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    (Former name, former address and former fiscal year, if changed since last report)





                               Page 1 of 4 Pages.
                        Exhibit Index appears on page 2.
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ITEM 5.          OTHER EVENTS

         On June 28, 1996, Commonwealth Savings Bank ( the "Bank"), a wholly owned subsidiary of Commonwealth Bancorp. Inc. (the "Registrant"), completed the acquisition of eleven former branch offices of Meridian Bank located in Berks County (ten offices) and Lebanon County (one office), Pennsylvania from CoreStates Bank, which were divested in connection with the merger of Meridian Bank and CoreStates Bank (the "Branch Acquisition"). In connection with this transaction, the Bank assumed approximately $380 million of deposits and acquired approximately $121 million of single-family residential, commercial and consumer loans, and acquired approximately $3 million of real property. In the Branch Acquisition, the Bank received approximately $216 million of cash, net of a deposit premium of approximately $40 million.

          For additional information, reference is made to the Press Release, dated June 28, 1996, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         (a)     Financial Statements.

                 Not Applicable.

         (b)     Pro Forma Financial Information.

                 Pro forma financial information of the Registrant adjusted to give effect to the Branch Acquisition was previously included in the Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form S-4 (File No. 33-80561) filed with the Commission on May 9, 1996 and is incorporated herein by reference.

         (c)     Exhibits:

                  10 Branch Sale Agreement Between Commonwealth Savings Bank and Meridian Bank dated April 5, 1996*

                  99      Press Release, dated June 28, 1996

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* Incorporated herein by reference form Post-Effective Amendment No.1 to
Registration Statement on Form S-4 (File No. 33-80561) filed by the Registrant with the Commission on April 19, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date:  July 11, 1996         By:   /s/Patrick J. Ward
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                                   Patrick J. Ward
                                   Senior Vice President and Chief
                                   Financial Officer





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